UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2009

Regal Entertainment Group

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

                On April 30, 2009, Regal Entertainment Group (“Regal”) announced its financial results for its first fiscal quarter ended April 2, 2009.  A copy of the earnings release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as Exhibit 99.1. The earnings release contains certain non-GAAP financial measures for the periods set forth therein, including adjusted earnings per diluted share and adjusted EBITDA.  Adjusted earnings per diluted share is net income excluding loss on debt extinguishment, net of related tax effects, divided by weighted average number of diluted shares outstanding.  The most directly comparable GAAP financial measure to this non-GAAP financial measure is diluted earnings per share, which is set forth in the earnings release and below for the relevant periods set forth in the earnings release.  Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization expense, net loss on disposal and impairment of operating assets, share-based compensation expense, joint venture employee compensation, loss on debt extinguishment and other, net.  The most directly comparable GAAP financial measure to this non-GAAP financial measure is net cash provided by operating activities, which is set forth in the earnings release and below for the relevant periods set forth in the earnings release.

	Quarter Ended
	April 2, 2009	March 27, 2008(1)
Diluted earnings per share	$0.14	$0.17

	Quarter Ended
	April 2, 2009	March 27, 2008(1)
Net cash provided by operating activities (in millions)	$88.4	$71.2

(1)          During the first quarter of 2009, Regal adopted FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement). As further described in footnote 3 of the accompanying earnings release, the unaudited consolidated summary balance sheet information as of January 1, 2009 and the unaudited consolidated statement of income information and related reconciliations of non-GAAP financial measures for the quarter ended March 27, 2008 have been retrospectively adjusted to give effect to the new accounting standard.

Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the earnings release.

Regal is also furnishing to the Commission as Exhibit 99.2 to this current report on Form 8-K certain other financial information for its last four completed fiscal quarters, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 8.01   Other Events.

On April 30, 2009, Regal’s board of directors declared a cash dividend in the amount of $0.18 per share of Class A and Class B common stock, payable on June 16, 2009 to the Class A and Class B common stockholders of record on June 4, 2009.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: April 30, 2009	By:	/s/ Amy E. Miles
	Name:	Amy E. Miles
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02